UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):May 12, 2006

Global Crossing Limited

(Exact name of registrant as specified in its charter)

Bermuda		98-0407042
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

WESSEX HOUSE, 45 REID STREET, HAMILTON, Bermuda		HM12
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (441) 296-8600

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 12, 2006, Global Crossing Limited (the “Company”) filed a prospectus supplement to the prospectus dated May 8, 2006 contained in the Registration Statement (the “Registration Statement”) filed on Form S-3 (File No. 333-133466) with the Securities and Exchange Commission on April 21, 2006 regarding convertible notes of the Company (the “Notes”). In connection with the Registration Statement which contemplates that Wells Fargo Bank, N.A. will serve as trustee for the Notes, a Statement of Eligibility under the Trust Indenture Act of 1939 of a Corporation Designed to Act as Trustee on Form T-1 (the “Trustee’s Statement of Eligibility on Form T-1”) is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Trustee’s Statement of Eligibility on Form T-1 dated May 12, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Crossing Limited

May 12, 2006	By:	Jean F.H.P. Mandeville

/s/ JEAN F.H.P. MANDEVILLE
	Name:	Jean F.H.P. Mandeville
	Title:	EVP and CFO

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Exhibit Index

Exhibit No.	Description
99.1	Trustee’s Statement of Eligibility on Form T-1 dated May 12, 2006